FINANCE LEASES (Details) - USD ($)	Sep. 30, 2020	Dec. 31, 2019
Assets
Leased equipment under finance lease	$ 96,669	$ 96,669
Less accumulated amortization	(91,889)	(67,787)
Net	4,780	2,882
Liabilities
Obligations under finance lease (current)	28,393	30,681
Obligations under finance lease (noncurrent)	14,505	25,976
Total	$ 42,898	$ 56,657